Exhibit 21.1
SUBSIDIARIES OF D.R. HORTON, INC.
As of September 30, 2006

STATE OF
INCORPORATION
NAME	OR ORGANIZATION	DOING BUSINESS AS
Austin Data, Inc.	Texas

C. Richard Dobson Builders, Inc.	Virginia	Dobson Builders

CH Funding, LLC	Delaware

CH Investments of Texas, Inc.	Delaware

CHI Construction Company	Arizona

CHM Partners, L.P.	Texas

CHTEX of Texas, Inc.	Delaware

The Club at Pradera, Inc.	Delaware

Continental Homes, Inc.	Delaware	D.R. Horton — Continental Series, D.R. Horton — Astanté Series, Homestead by D.R. Horton — Continental Series, Traditions, Traditions — D.R. Horton

Continental Homes of Texas, L.P.	Texas	Continental Homes, D.R. Horton Homes, Milburn Homes, Sam Houston Homes

Continental Residential, Inc.	California	Continental Homes, D.R. Horton America’s Builder, Horton Continental

Continental Traditions, LLC	Arizona	Continental Homes

CP Water Company	Arizona

Custom Title, LLC	Maryland

Cypress Road, L.P.	California	D.R. Horton America’s Builder

Desert Ridge Phase I Partners	Arizona

DHI Insurance, Inc.	Vermont

DHI Insurance Agency, Inc.	Texas

DHI Life Insurance Agency, Inc.	Texas

DHI Mortgage Company	Colorado

DHI Mortgage Company GP, Inc.	Delaware

DHI Mortgage Company LP, Inc.	Delaware

STATE OF
INCORPORATION
NAME	OR ORGANIZATION	DOING BUSINESS AS
DHI Mortgage Company, Ltd.	Texas	CH Mortgage Company I, Ltd., DHI Mortgage Company, Ltd. L.P., DHI Mortgage Limited Partnership, DHI Mortgage Company Ltd., Limited Partnership

DHI Ranch, Ltd.	Texas

DHI Title GP, Inc.	Texas

DHI Title LP, Inc.	Delaware

DHI Title of Arizona, Inc.	Arizona	Century Title Company

DHI Title of Florida, Inc.	Florida

DHI Title of Minnesota, Inc.	Delaware	DHI Title of Hawaii, DHI Title of Louisiana

DHI Title of Nevada, Inc.	Delaware

DHI Title of Texas, Ltd.	Texas

DRH Cambridge Homes, Inc.	California	Cambridge Homes

DRH Cambridge Homes, LLC	Delaware

DRH Capital Trust I	Delaware

DRH Capital Trust II	Delaware

DRH Capital Trust III	Delaware

DRH Colorado Realty, Inc.	Delaware

DRH Construction, Inc.	Delaware

DRH Energy, Inc.	Colorado

DRH FS Mortgage Reinsurance, Ltd.	Turks & Caicos

DRHI, Inc.	Delaware	D.R. Horton

DRH Properties, Inc.	Arizona

DRH Realty Company, Inc.	California	CH Realty

DRH Regrem VII, LP	Texas

DRH Regrem VIII, LLC	Delaware

DRH Regrem X, Inc.	Delaware

DRH Regrem XI, Inc.	Delaware

DRH Regrem XII, LP	Texas

STATE OF
INCORPORATION
NAME	OR ORGANIZATION	DOING BUSINESS AS
DRH Regrem XIII, Inc.	Delaware

DRH Regrem XIV, Inc.	Delaware

DRH Regrem XV, Inc.	Delaware

DRH Regrem XVI, Inc.	Delaware

DRH Regrem XVII, Inc.	Delaware

DRH Regrem XVIII, Inc.	Delaware

DRH Regrem XIX, Inc.	Delaware

DRH Regrem XX, Inc.	Delaware

DRH Regrem XXI, Inc.	Delaware

DRH Regrem XXII, Inc.	Delaware

DRH Regrem XXIII, Inc.	Delaware

DRH Regrem XXIV, Inc.	Delaware

DRH Southwest Construction, Inc.	California

DRH Tucson Construction, Inc.	Delaware

D.R. Horton, Inc. — Birmingham	Alabama	Regency Homes

D.R. Horton, Inc. — Chicago	Delaware

D.R. Horton, Inc. — Denver	Delaware	Trimark Communities, D.R. Horton — Trimark Series

D.R. Horton, Inc. — Dietz-Crane	Delaware	Dietz-Crane

D.R. Horton, Inc. — Foundation	Texas

D.R. Horton, Inc. — Fresno	Delaware	D.R. Horton America’s Builder

D.R. Horton, Inc. — Greensboro	Delaware	Arrapco Homes

D.R. Horton, Inc. — Gulf Coast	Delaware

D.R. Horton, Inc. — Jacksonville	Delaware	Continental Homes, Continental Homes — Jacksonville

D.R. Horton, Inc. — Los Angeles	Delaware

D.R. Horton, Inc. — Louisville	Delaware	Mareli Development & Construction

D.R. Horton, Inc. — Minnesota	Delaware	Joe Miller Homes

D.R. Horton, Inc. — New Jersey	Delaware	SGS Communities

STATE OF
INCORPORATION
NAME	OR ORGANIZATION	DOING BUSINESS AS
D.R. Horton, Inc. — Portland	Delaware	D.R. Horton Custom Homes, RMP Properties

D.R. Horton, Inc. — Sacramento	California	D.R. Horton America’s Builder

D.R. Horton, Inc. — Torrey	Delaware	Torrey, Torrey Homes

D.R. Horton Commercial, Inc.	Delaware

D.R. Horton Los Angeles Holding Company, Inc.	California	D.R. Horton America’s Builder

D.R. Horton Management Company, Ltd.	Texas

D.R. Horton Materials, Inc.	Delaware

D.R. Horton Orange County, Inc.	Delaware

D.R. Horton San Diego Holding Company, Inc.	California	D.R. Horton America’s Builder

D.R. Horton Seabridge Marina, Inc.	Delaware

D.R. Horton — Emerald, Ltd.	Texas	Continental Homes, Dietz-Crane Homes, D.R. Horton Homes, Emerald Homes, Emerald Builders

D.R. Horton — Schuler Homes, LLC	Delaware	D.R. Horton — Schuler Division, D.R. Horton Schuler Homes Division, D.R. Horton, Schuler Division, East Kapolei by D.R. Horton, East Kapolei by Horton, East Kapolei by America’s Builder, Island Lifestyle Series by D.R. Horton, Urban Pacific Series by D.R. Horton

D.R. Horton — Texas, Ltd.	Texas	Continental Homes, D.R. Horton — Texas, Ltd. LP

Emerald Creek No. 4, L.P.	Texas

Encore II, Inc.	Arizona

Encore Venture Partners, L.P.	Delaware

Encore Venture Partners II (California), L.P.	Delaware

Encore Venture Partners II (Texas), L.P.	Delaware

Georgetown Data, Inc.	Texas

Germann & McQueen, L.L.C.	Arizona

GP-Encore, Inc.	Arizona

Golden Fox LLC	Colorado

Grande Realty Incorporated	New Jersey	D.R. Horton Realty, Inc.

STATE OF
INCORPORATION
NAME	OR ORGANIZATION	DOING BUSINESS AS
Grand Title Agency, LLC	New Jersey

Greywes, LLC	California	D.R. Horton America’s Builder

HPH Homebuilders 1995 L.P.	California	D.R. Horton America’s Builder

HPH Homebuilders 1996 L.P.	California	D.R. Horton America’s Builder

HPH Homebuilders 2000 L.P.	California	D.R. Horton America’s Builder

Haskell Canyon Partners, L.P.	California	D.R. Horton America’s Builder

Haskell Canyon Partners II, L.P.	California	D.R. Horton America’s Builder

Iao Partners	Hawaii

Kaomalo LLC	Hawaii

KDB Homes, Inc.	Delaware	Continental Homes, Continental Welcome Home, D.R. Horton — Continental Series

Livermore Homebuilders L.P.	California	D.R. Horton America’s Builder

McQueen & Willis, LLC	Arizona

Meadows I, Ltd.	Delaware

Meadows II, Ltd.	Delaware

Meadows VIII, Ltd.	Delaware

Meadows IX, Inc.	New Jersey

Meadows X, Inc.	New Jersey

Melody Homes, Inc.	Delaware	D.R. Horton — Melody Series

Melmort Co.	Colorado

Metro Star Canyon, LLC	Colorado

Metro Title, LLC	Virginia

Oakley-Avalon L.P.	California	D.R. Horton America’s Builder

Rielly Carlsbad LLC	Delaware

Rielly Homes Madison, LLC	Delaware

Schuler Homes of Arizona LLC	Delaware	D.R. Horton — Astanté Series, D.R. Horton — Continental Series, D.R. Horton — Schuler Series

Schuler Homes of California, Inc.	California	D.R. Horton America’s Builder

Schuler Homes of Oregon, Inc.	Oregon

STATE OF
INCORPORATION
NAME	OR ORGANIZATION	DOING BUSINESS AS
Schuler Homes of Washington, Inc.	Washington	Stafford Homes, Keys & Schuler Homes, Schuler Homes Northwest

Schuler Mortgage, Inc.	Delaware

Schuler Realty Hawaii, Inc.	Hawaii

SGS Communities at Battleground, LLC	New Jersey	SGS Communities

SGS Communities at Grand Quay L.L.C	New Jersey	SGS Communities

SHA Construction LLC	Delaware

SHLR of California, Inc.	California

SHLR of Colorado, Inc.	Colorado

SHLR of Nevada, Inc.	Nevada

SHLR of Utah, Inc.	Utah

SHLR of Washington, Inc.	Washington

SRHI LLC	Delaware	D.R. Horton America’s Builder

SSHI LLC	Delaware	DR Horton, D.R. Horton, DR Horton Custom Homes, D.R. Horton Custom Homes, Stafford Homes, Stafford Custom Homes

Surprise Village North, LLC	Arizona	Arizona Traditions

Travis County Title Company	Texas	Travis Title Company, DHI Title of Georgia, DHI Title of Central Texas

Venture Management of South Carolina, LLC	South Carolina

Vertical Construction Corporation	Delaware	Schuler Homes

Western Pacific Brea Development, LLC	Delaware

Western Pacific Funding, Inc.	California

Western Pacific Housing, Inc.	Delaware	D.R. Horton America’s Builder, D.R. Horton Homes Western Pacific Housing San Diego Division

Western Pacific Housing-Antigua, LLC	Delaware

Western Pacific Housing-Aviara, L.P.	California

STATE OF
INCORPORATION
NAME	OR ORGANIZATION	DOING BUSINESS AS
Western Pacific Housing-Boardwalk, LLC	Delaware

Western Pacific Housing-Broadway, LLC	Delaware	D.R. Horton America’s Builder

Western Pacific Housing-Canyon Park, LLC	Delaware	D.R. Horton America’s Builder

Western Pacific Housing-Carmel, LLC	Delaware

Western Pacific Housing-Carrillo, LLC	Delaware

Western Pacific Housing Co., a California Limited Partnership	California

Western Pacific Housing-Communications Hill, LLC	Delaware

Western Pacific Housing-Copper Canyon, LLC	Delaware	D.R. Horton America’s Builder

Western Pacific Housing-Coto Venture, L.P.	California	D.R. Horton America’s Builder

Western Pacific Housing-Creekside, LLC	Delaware	D.R. Horton America’s Builder

Western Pacific Housing-Culver City, L.P.	California	D.R. Horton America’s Builder

Western Pacific Housing-Del Valle, LLC	Delaware	D.R. Horton America’s Builder

Western Pacific Housing-Lomas Verdes, LLC	Delaware

Western Pacific Housing-Lost Hills Park, LLC	Delaware	D.R. Horton America’s Builder

Western Pacific Housing-Lyons Canyon Partners, LLC	Delaware	D.R. Horton America’s Builder

Western Pacific Housing Management, Inc.	California	D.R. Horton America’s Builder

Western Pacific Housing-McGonigle Canyon, LLC	Delaware

Western Pacific Housing-Mountaingate, L.P.	California	D.R. Horton America’s Builder

Western Pacific Housing-Norco Estates, LLC	Delaware	D.R. Horton America’s Builder

Western Pacific Housing-Oso, L.P.	California	D.R. Horton America’s Builder

Western Pacific Housing-Pacific Park II, LLC	Delaware	D.R. Horton America’s Builder

Western Pacific Housing-Park Avenue East, LLC	Delaware	D.R. Horton America’s Builder

Western Pacific Housing-Park Avenue West, LLC	Delaware	D.R. Horton America’s Builder

Western Pacific Housing-Playa Vista, LLC	Delaware	D.R. Horton America’s Builder

Western Pacific Housing-Poinsettia, L.P.	California

STATE OF
INCORPORATION
NAME	OR ORGANIZATION	DOING BUSINESS AS
Western Pacific Housing-River Ridge, LLC	Delaware	D.R. Horton America’s Builder

Western Pacific Housing-Robinhood Ridge, LLC	Delaware

Western Pacific Housing-Santa Fe, LLC	Delaware

Western Pacific Housing-Scripps, L.P.	California

Western Pacific Housing-Scripps II, LLC	Delaware

Western Pacific Housing-SDG, LLC	California

Western Pacific Housing-Seacove, L.P.	California	D.R. Horton America’s Builder

Western Pacific Housing-Studio 528, LLC	Delaware

Western Pacific Housing-Terra Bay Duets, LLC	Delaware	D.R. Horton America’s Builder

Western Pacific Housing-Torrance, LLC	Delaware	D.R. Horton America’s Builder

Western Pacific Housing-Torrey Commercial, LLC	Delaware

Western Pacific Housing-Torrey Meadows, LLC	Delaware	D.R. Horton America’s Builder

Western Pacific Housing-Torrey Multi-Family, LLC	Delaware

Western Pacific Housing-Torrey Village Center, LLC	Delaware	D.R. Horton America’s Builder

Western Pacific Housing-Vineyard Terrace, LLC	Delaware	D.R. Horton America’s Builder

Western Pacific Housing-Westlake II, L.P.	California	D.R. Horton America’s Builder

Western Pacific Housing-Windemere, LLC	Delaware	D.R. Horton America’s Builder

Western Pacific Housing-Windflower, L.P.	California	D.R. Horton America’s Builder

WPH-Camino Ruiz, LLC	Delaware

WPH-Copper Canyon, LLC	Delaware	D.R. Horton America’s Builder

WPH-Copper Canyon II, LLC	Delaware	D.R. Horton America’s Builder

WPHD/Camarillo, LLC	California	D.R. Horton America’s Builder

WPHD/Ventura, LLC	California

WPH-Oxnard Coastal, LLC	Delaware	D.R. Horton America’s Builder

2 C Development Company LLC	California	D.R. Horton America’s Builder

STATE OF
INCORPORATION
NAME	OR ORGANIZATION	DOING BUSINESS AS
3030 Management, Inc.	Delaware

91st Avenue & Happy Valley, L.L.C.	Arizona